UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 30, 2013

Uranium Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33404	75-2212772
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 219-3330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2013, the Board of Directors of Uranium Resources, Inc. (the “Company”) approved the amendment and restatement of the Company’s Restated Bylaws (as amended and restated, the “Bylaws”), effective as of that date. Among other changes, the amendment and restatement resulted in the following changes:

(i)        Amended Section 1.2 of the Bylaws to require advance notice of certain stockholder business and nominations at annual meetings, including a requirement that stockholders give timely notice to the Secretary of the Company in order to bring business or a director nomination before an annual meeting.  To be timely, a stockholder’s notice must be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting, subject to certain exceptions.  For the Company’s annual meeting of stockholders to be held in 2014, notice must be provided no earlier than February 4, 2014 and no later than March 6, 2014 in order to be timely.

(ii)       Clarified certain procedural and administrative matters in connection with stockholder meetings and meetings of the Board of Directors and committees thereof.

(iii)      Amended Section 2.4 of the Bylaws to provide that vacancies and additional directorships shall only be filled by the Board of Directors.

(iv)      Added Section 7.7 to the Bylaws, which provides that the state and federal courts of Delaware shall be the exclusive forum for various stockholder lawsuits.

The foregoing summary of the amendment and restatement of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.  Other Events.

On July 30, 2013, the Board of Directors adopted written Corporate Governance Guidelines.  In addition, the Board approved amendments to the charters of the Compensation Committee on June 4, 2013 and the Audit Committee and Nominating and Corporate Governance Committee on July 30, 2013. Copies of the Corporate Governance Guidelines and amended charters can be found on the Company’s investors website at http://urre.client.shareholder.com under “Corporate Governance.” Information on the Company’s website is not incorporated by reference into, and does not constitute a part of, this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: August 2, 2013	By:	/s/ Christopher M. Jones
Name: Christopher M. Jones
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective July 30, 2013.